                                                                    EXHIBIT 23.2

                         INDEPENDENT AUDITORS' CONSENT


The Board of Directors and Shareholders

FirstCity Financial Corporation:


     We consent to the use of our reports contained herein and incorporated herein by reference and to the reference of our firm under the heading "Experts" in the prospectuses.


                                                /s/ KPMG PEAT MARWICK LLP

                                            ------------------------------------

Fort Worth, Texas

October 8, 1997